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                    S.V.G. PROPERTIES, L.P.

       FIFTH AMENDMENT TO THE FOURTH AMENDED AND RESTATED

         LIMITED PARTNERSHIP AGREEMENT AND CERTIFICATE



The  undersigned, pursuant to N.J.S. 42:2A-16, desiring to  amend the  Limited  Partnership Certificate of SVG Properties,  L.P.  ,

hereby certify as follows:

1.    The  name  of the limited partnership is S.V.G. Properties,

L.P.

2.    a.    The  original Certificate of Limited Partnership  was

filed with the Secretary of State of New Jersey on May 12, 1987.

     b.    The Certificate of Limited Partnership was amended and

restated  on May 15, 1987, April 12, 1989, August 21,  1989,  and

November 29, 1994.

     c.    The  Fourth  Amended and Restated Limited  Partnership

Agreement  and  Certificate was amended  on  November  29,  1994,

January 17, 1996, August 9, 1996 and September 10, 1997.

3.    The  total capital is restated to be $102,000.  The  Fourth

Amendment  and Restated Partnership Agreement of SVG  Properties,

L.P. shall therefore be amended as follows:

     a.    Article  I  Section 1.6 shall be amended  to  read  as

follows:   The name and place of residence or office  address  of

each general partner and limited partner is as follows:




Name of Partner
Address                      Designation


Roy Michie
159 Fleeton Point Circle
Reedville, VA   22539
                             Limited


Jon Wright
4200 Gordon Drive
Naples, FL   34108
                             Limited


Thomas Fee, Sr.
1000 Lenola Road
Bldg. Two, Suite 200
Maple Shade, NJ 08052
                             Limited


Arthur Marks
7204 North Park Drive
Pennsauken, NJ  08110
                             Limited


Anthony E. Van Dervort
317 Warwick Road
Haddonfield, NJ 08033
                             Limited


Ivan Gordon
1850 Oak Lane
Reading, PA 19612
                             Limited


Harry J. Santoro
215 West Main Street
Maple Shade, NJ   08052
                             Limited


Spring Village Holdings, Inc.
215 West Main Street
Maple Shade, NJ   08052
                             Limited


Spring Village Holdings, Inc.

215 West Main Street
Maple Shade, NJ   08052
                             General



     b.   Article II Section 2.1 shall be amended to read as follows:

The shares of the profits, losses or other compensation by way of income which a Partner shall receive by reason of a Partner's capital contribution is as follows:


Name of Partner          % of Ownership     Restated Capital


Roy Michie                 1.30%              1,326.00


Jon Wright                 0.55%                561.00


Thomas Fee, Sr.            0.10%                102.00


Arthur Marks               4.55%              4,641.00


Anthony E. Van Dervort     3.50%              3,570.00


Ivan Gordon               10.00%             10,200.00


Harry  J. Santoro         49.00%             50,000.00


Spring Village
Holdings, Inc.
(Limited)                 26.50%             27,010.00


Spring Village
Holdings, Inc.
(General)                  4.50%              4,590.00


TOTAL:                   100.00%            102,000.00




4.   The effective date of this Amendment shall be upon filing.







     IN  WITNESS  WHEREOF, the parties hereto  have  caused  this
Limited  Partnership  Agreement  to  be  duly  executed  on  this
day of                         , 2003.


                              GENERAL PARTNER
                              SPRING VILLAGE HOLDINGS, INC.

Attest:

                              By:  Harry J. Santoro, President

Harry J. Santoro, Secretary





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